Subsequent events	6 Months Ended
Jun. 30, 2025
Subsequent events [Abstract]
Subsequent events
Note 13: Subsequent events

From 2 July to 6 August 2025, the Group exercised purchase options on seven of its existing sale-and -leaseback facilities with ICBC Leasing. These transactions were accounted for as an extinguishment of existing sales and leaseback liabilities (accounted for as financing transactions).

On 10 July 2025, the Group entered into a USD 715 million Secured Revolving Credit Facility, with an uncommitted Accordion Tranche of up to USD 417 million to be exercised within two years.

On 21 July 2025, the Group drew down USD 290 million on its USD 715 million Secured Revolving Credit Facility and used part of the proceeds to repay and terminate its existing USD 216 million and USD 84 million facilities. The remaining proceeds were used for the exercise of purchase options and fees.

On 22 July 2025, the Group took delivery of an IMO II – MR vessel, Ecomar Garonne, through its ECOMAR joint venture.

On 25 July 2025, upon the maturity of its existing sale-and -leaseback facility, the Group settled its purchase obligation with Sole Shipping. This transaction was accounted for as an extinguishment of an existing sale and leaseback liability (accounted for as financing transaction).

On 6 August 2025, the Group committed to the sale of Hafnia Lupus to an external party, pending delivery.